Transition to IFRS 15	9 Months Ended
Jul. 31, 2019
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Transition to IFRS 15
4.	Transition to IFRS 15

On November 1, 2018, the Bank adopted IFRS 15, Revenue from Contracts with Customers, which specifies how and when revenue is recognized, but does not impact income recognition related to financial instruments in scope of IFRS 9. The new standard replaces the previous standard IAS 18 Revenue and provides a single, principles-based five-step model to be applied to all contracts with customers and to determine whether the performance obligation is to provide the service itself (i.e., act as a principal) or to arrange another party to provide the service (i.e., act as an agent).

The Bank adopted IFRS 15 using the modified retrospective approach and accordingly, comparative periods have not been restated. The Bank recorded a cumulative-effect adjustment to decrease opening retained earnings on November 1, 2018 of $58 million (net of tax). This adjustment relates to certain costs that are no longer eligible for deferral under the new standard and the remeasurement of certain liabilities at fulfilment cost. For the nine months ended July 31, 2019, the impact of IFRS 15 was a decrease in non-interest income and non-interest expenses of approximately $155 million (six months ended April 30, 2019 – $105 million), representing certain loyalty rewards previously recorded in non-interest expenses and now being recorded as a reduction to non-interest income.